Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Ford Credit Auto Receivables Two LLC

One American Road

Dearborn, Michigan 48126

Ford Motor Credit Company LLC

One American Road

Dearborn, Michigan 48126

We have performed the procedures enumerated below, which were agreed to by Ford Motor Credit Company LLC ("Ford Credit,” “Responsible Party,” “Company”, or “you” as the engaging party) on behalf of itself, its special purpose subsidiary, Ford Credit Auto Receivables Two LLC (the “Depositor”), and by other third parties who execute an agreement with PwC in which such party accepts responsibility for the appropriateness of the procedures performed (collectively referred to herein as the "Specified Parties"). The procedures were performed in connection with the potential issuance by the Ford Credit Auto Owner Trust 2022-B (the “Retail Trust”), established by Ford Credit, of asset-backed notes (the “Notes”) collateralized by a static pool of car, light truck and utility vehicle receivables purchased by Ford Credit from dealers and sold to the Retail Trust (the “Receivables”). The procedures were performed solely to assist you and the Specified Parties in determining the accuracy of certain attributes of a sample of the Receivables as of June 1, 2022 (the “Cutoff Date”). The addressees are responsible for the offering of the Notes by Ford Credit Auto Owner Trust 2022-B in this transaction (the “Transaction”) and the accuracy of certain attributes of a sample of the Receivables as of the Cutoff Date.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, you determined the sample size of 125 Receivables, which Ford Credit represents, was selected randomly from the pool of Receivables to be sold to the Retail Trust.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

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•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of the Receivables securing the Notes; and

•	The compliance of Ford Credit with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the Receivables or Notes being offered in the Transaction and PwC expresses no opinion on the current fair value of the Receivables or Notes. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by Ford Credit; and
•	The adequacy of the sample size, as provided by Ford Credit, nor do we draw any conclusions about the entire pool of Receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are described below.

I.       Data, Information and Documents Provided

Ford Credit provided the following data, information, and documents related to a sample of 125 retail installment sale contracts selected by Ford Credit as of June 1, 2022 (the “Cutoff Date”), which Ford Credit represents was selected randomly from the pool of retail installment sale contracts to be sold to the Retail Trust (the "Sample Receivables"):

(A)	Copies of, or access to, the following documents as applicable (the "Contract Files"):

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(1)	The retail installment sale contract with security interest clause and Truth-In-Lending disclosure statements signed by the obligor (the “Contract”),

(2)	Any correction notices to the information contained in the Contract (the “Correction Notices”),

(3)	Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”),

(4)	Any California Used Vehicle Exception form submitted by a dealer for a Contract (the “California Used Vehicle Exception Form”),

(5)	Any Substitution of Collateral Agreements or Transfer of Equity Agreements (the “Substitution or Transfer Agreements”) related to the Contract,

(6)	Any Certificate of title, motor vehicle lien statement, application for title, title application affidavit, application for registration for motor vehicle, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Documents”),

(7)	Documentation for certain Sample Receivables as applicable which identifies the respective vehicle as a “courtesy transportation vehicle” (the “Courtesy Transportation Support”), and

(8)	The vehicle window sticker or dealer invoice, if requested.

(B)	An Excel data file containing certain data fields for the Sample Receivables as of the Cutoff Date which Ford Credit represents is from Ford Credit’s U.S. Retail System Master Files (the “Sample Receivables Extract File”).

(C)	An Excel file containing vehicle make and model mapping lists for each vehicle in the pool of receivables (“Vehicle Mapping File”).

The data, information and documents listed above and provided by Ford Credit are collectively referred to as the "Data, Information, and Documents".

II.       Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Ford Credit representative for clarification prior to reporting any exceptions. We found no exceptions, other than what we have reported in Exhibit I.

(A)	For each Sample Receivable, we observed the Contract and Title Documents noting the absence of the Contract and Title Documents as exceptions, provided that if the contract

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date is within 30 days of the Cutoff Date the absence of Title Documents was not noted as an exception.

(B)	For each Sample Receivable, we observed the obligor's signature and the Truth-In-Lending disclosure statement on the Contract.

(C)	For each Sample Receivable, we:

(1)	Agreed the vehicle identification number; contract date; original amount financed; annual percentage rate ("APR"); number of payments; first monthly payment date, and model year of the financed vehicle on the Contract to the Sample Receivables Extract File. In performing this procedure, if the Contract was an electronic contract, we used the earliest buyer’s signature date and agreed it to the Sample Receivables Extract File.

(2)	Agreed the new, used or demonstrator description of the financed vehicle on the Contract to the Sample Receivables Extract File. If a difference is noted in performing this procedure C2 for a Sample Receivable and Ford Credit identifies such Sample Receivables as a “courtesy transportation vehicle” as shown on the Courtesy Transportation Support, and such Sample Receivable was originated by Ford Credit in California, Colorado, or Wisconsin, then as instructed by Ford Credit for such Sample Receivable, we used a “new” description, and compared and agreed it to the Sample Receivables Extract File.

(3)	Agreed the use for which the financed vehicle was purchased on the Contract to the Sample Receivables Extract File.

For purposes of this procedure, we were instructed to utilize the Comm Paper Ind column on the Sample Receivables Extract File and to consider the vehicle use as personal if (i) the buyer is an individual and personal, family or household use is designated on the Contract or (ii) no designation is made on the Contract and the buyer is an individual. The use was commercial if (i) anything other than personal, family or household use is designated on the Contract (e.g., business, commercial, agricultural, hazardous, etc.) or (ii) the buyer is an entity or a business regardless of the designation or the absence of a designation.

(4)	Agreed the make and model of the Ford Motor Company manufactured vehicle on the Contract to the Sample Receivables Extract File using the Vehicle Mapping File and the vehicle window sticker or dealer invoice as needed.

For purposes of this procedure Ford Motor Company manufactured vehicle means a Ford and Lincoln vehicle. For the avoidance of doubt, this procedure was not performed for non-Ford Motor Company manufactured vehicles, and a non-Ford Motor Company manufactured vehicle was not considered an exception under this procedure.

For the purposes of this procedure, if the model name on the Sample Receivables Extract File is contained within the model name on the Contract (giving consideration to style, trim levels, and capitalization, e.g., F-150 SuperCab XLT) of the Sample Receivable, it will not be noted as an exception.

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(5)	Recalculated the APR, using the original amount financed, the number of payments, contract date, first payment due date, payment frequency and the original scheduled payment amount, and other payment terms as reflected on the Contract and compared our result to the corresponding APR on the respective Contract.

For purposes of this procedure, (i) if the difference was greater than 0.125 percent, it was noted as an exception; (ii) for contracts that have a value greater than $0 on the Deferred Downpayment line, we excluded the deferred downpayment amount and date in the payment schedule when recalculating the APR; and (iii) if Correction Notices, Contract Modification Agreements, California Used Vehicle Exception Form or Substitution or Transfer Agreements for the Sample Receivable exists, the information on these documents was used in computing APR as applicable (using the date of each document to apply such document in chronological order).

(6)	Agreed that the number of co-buyers and/or co-obligors indicated on the Contract matches the Number of Endorsers on the Sample Receivables Extract File.

For purposes of this procedure C, if information on the Contract did not agree to the Sample Receivables Extract File, we compared such information on the Sample Receivables Extract File to the Correction Notices, Contract Modification Agreements, California Used Vehicle Exception Form, Substitution or Transfer Agreements or Title Documents for the Sample Receivable, using the date of each document to apply such document in chronological order.

(D)	If a Title Document was found in the Contract File, we observed that such document notes the security interest of Ford Credit or Lincoln Automotive Financial Services (with allowable name variations, abbreviations and acceptable lienholder codes as provided by Ford Credit), and, in the case of an application for title, that it was signed by the appropriate party.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of a sample of the Receivables as of the Cutoff Date. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

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If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

New York, New York
June 8, 2022

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Exhibit I

Sample Receivable	Procedure	Exception
38	C(2)	The Sample Receivables Extract File shows “Demo.” The Contract shows “Used.”
104	C(1)	The Sample Receivables Extract File shows “7.03.” The Contract shows “7.26.”